IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 202
4
audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments – Disclosures,
which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Notes 1 and 5 of the audited annual consolidated financial statements.
Credit and Counterparty Risk
Credit and Counterparty Risk Governance
The Credit Risk Management Framework seeks to ensure that material credit risks to which the enterprise is exposed are identified, assessed, managed, monitored and reported on regularly. The Risk Review Committee (RRC) has oversight of the management of material risks that BMO faces, including the Credit Risk Management Framework. The framework incorporates governing principles that are defined in a series of corporate policies and standards and are given effect through specific operating procedures. These policies and standards are reviewed on a regular basis and modified as necessary, so that they are current and consistent with our risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of credit and counterparty exposures are governed by these credit risk management principles.
Lending officers in the operating groups are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. In some instances, relatively small transactions may be assessed by an automated decision-making process, or they may be approved by first-line underwriters with appropriate training, independence and oversight. Credit officers in Enterprise Risk and Portfolio Management (ERPM) approve larger transactions or transactions involving greater risk and are accountable for providing an objective independent assessment of the relevant lending recommendations and risks assumed by the lending officers. All of these individuals in the first and second lines of defence are subject to a lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits where appropriate, which are reviewed annually or more frequently, as needed. The Board of Directors annually delegates to the CEO discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level based on the size and risk of each transaction, in accordance with a range of corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. Corporate Audit Division reviews and tests management processes and controls and samples credit transactions in order to assess adherence to acceptable lending standards as set out in BMO’s Risk Appetite Statement, as well as compliance with applicable corporate policies, standards and procedures.
For wholesale borrowers presenting a higher than normal risk of default, we have formal policies in place that outline the framework for managing such accounts, as well as specialized groups that manage them, as appropriate. We strive to identify borrowers facing financial difficulty early, and to return such accounts to an acceptable level of risk through the application of good business judgment and the implementation of sound and constructive workout solutions.
All credit risk exposures are subject to regular monitoring. Performing wholesale accounts are reviewed on a regular basis, generally no less frequently than annually, with most subject to internal monitoring of triggers that, if breached, result in an interim review. The frequency of review rises in accordance with the likelihood and size of potential credit losses, and deteriorating higher-risk situations are referred to specialized account management groups for closer attention, as appropriate. In addition, regular portfolio and sector reviews are conducted, including stress testing and scenario analysis based on current, emerging or prospective risks. Reporting is provided at least quarterly, and more frequently where appropriate, to the Board of Directors and senior management committees in order to keep them informed of credit risk developments in our portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports the RRC and senior management committees in any related decisions they may make.
Counterparty credit risk (CCR) involves a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are subject to the credit oversight, limits, risk management framework and approval process outlined above. However, given the nature of the risk, CCR exposures are also monitored under the market risk framework. In order to reduce our exposure to CCR, transactions are often collateralized and trades may be cleared through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate the risk of default by any member through margin requirements (both initial and variation) and a default management process, including a default fund and other provisions. Our exposures to CCPs are subject to the same credit risk governance, monitoring and rating framework we apply to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
Collateral is used for credit risk mitigation purposes in order to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For wholesale borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, BMO may enter into legally enforceable netting agreements for on-balance
sheet credit exposures, when possible. In the securities financing business (including repurchase agreements and securities lending agreements), we obtain eligible financial collateral that we control and can readily liquidate.

Collateral for BMO’s derivatives trading counterparty exposures primarily comprises cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation.
With limited exceptions, we utilize the Master Agreement provided by International Swaps and Derivatives Association Inc., frequently with a Credit Support Annex, to document our collateralized trading relationships with counterparties for over-the-counter
(OTC) derivatives that are not centrally cleared.
A Credit Support Annex entitles a party to demand a transfer of collateral (or other credit support) when its exposure to OTC derivatives of the other party exceeds an agreed threshold. Collateral to be transferred can include variation margin or initial and variation margin. Credit Support Annexes contain, among other measures, certain thresholds and provisions setting out acceptable types of collateral, a method for their valuation (discounts are often applied to market values), the availability of the collateral for re-pledging
by the recipient and the manner in which interest is to be calculated.
To document our contractual securities financing relationships with counterparties, we utilize master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation based on the specific asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For certain types of collateral that change frequently (e.g., accounts receivable and inventory), monitoring consists of borrower reporting, covenants and/or triggers, as appropriate, to provide early warning signs of collateral value deterioration. Periodic inspections of physical collateral may be performed, where appropriate, taking into consideration collateral type, borrower risk profile and the feasibility of conducting such inspections. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, and depending on its size, a current external appraisal, valuation or restricted use appraisal is obtained and updated every 12 months, or more frequently as appropriate, as long as the loan remains classified as impaired. In Canada, for residential real estate that has an original loan-to-value
(LTV) ratio of less than
80
%, an independent property valuation is routinely obtained at the time of loan origination. For U.S. residential loans secured by real estate, an independent property valuation is obtained for loans that will be retained in BMO’s loan portfolio. For certain real estate loans originated for sale to government-sponsored agencies, the requirement may be waived based on an existing valuation already on file with that agency.
We may use an external service provided by Canada Mortgage and Housing Corporation (CMHC) or an automated valuation model from a third-party appraisal management provider to assist in determining either the current value of a property or the need for a full property appraisal.
For insured residential mortgages in Canada with an original LTV ratio greater than 80%, the default insurer is responsible for confirming the current value of the property.
Portfolio Management and Concentrations of Credit and Counterparty Risk
Our credit risk governance policies require an acceptable level of diversification, intended to ensure we avoid undue concentrations of credit risk. Concentrations of credit risk may exist when a relatively large number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segments, country, product and single-name concentrations. We use a range of tools to reduce the credit risk exposures in our loan portfolio. These include asset sales, traditional securitizations, or the purchase of credit protection in the form of credit default swaps or credit insurance and risk transfer transactions. Credit risk is mitigated by obtaining protection from better-rated counterparties or high-quality collateral. Credit risk mitigation activities support our management of capital, and individual and portfolio credit concentration.
Our credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized
businesses. On a drawn loans and commitments basis, our most significant credit exposure at default as at October 31, 2024 was to individual consumers, comprising $353,309 million ($344,912 million as at October 31, 2023).
Credit valuation adjustments (CVA) are fair value adjustments to capture counterparty credit risk in our derivative valuations. CVA profit and loss (P&L) is recognized daily and provides a mitigant to the loss from a counterparty default by recognizing the expected credit loss given the counterparty’s probability of default, as well as our credit exposure. The risks that arise from CVA are subject to our risk governance framework and are actively monitored by a business unit reporting to trading management that has been designated to manage CVA P&L for the bank. Market hedging is performed to manage CVA risks. This activity is subject to the bank’s risk control framework in order to manage the effectiveness of hedges, and to provide independent review and oversight. The bank calculates CVA capital using both the standardized and basic approach methodologies for CVA.
Total credit exposures at default by type and industry sector, as at October 31, 2024 and 2023, based on the Basel III classifications, are disclosed in the table below.
TABLE 34

(Canadian $ in millions)	Drawn (3) (7)		Commitments (undrawn) (3) (8)		Other off-balance sheet items (3) (9)		OTC derivatives (4) (10)		Repo-style transactions (4) (5) (11)		Total (1)
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Individual	287,741	281,087	65,568	63,812	–	13	–	–	–	–	353,309	344,912
Financial institutions	105,378	95,366	20,484	18,690	7,447	7,201	27,393	19,307	17,712	16,177	178,414	156,741
Governments	230,353	219,795	3,024	2,551	1,760	1,575	4,481	8,193	1,070	5,870	240,688	237,984
Manufacturing	33,561	33,046	15,555	16,059	1,696	1,915	1,049	807	–	–	51,861	51,827
Real estate	66,650	61,734	8,632	11,843	1,234	971	412	224	–	–	76,928	74,772
Retail trade	30,595	27,825	4,262	4,621	645	441	152	129	–	–	35,654	33,016
Service industries	54,433	56,588	13,830	13,552	3,192	3,172	990	696	–	–	72,445	74,008
Wholesale trade	21,868	19,997	7,212	7,618	670	611	268	167	–	–	30,018	28,393
Oil and gas	3,180	3,335	3,010	2,889	623	788	610	1,444	–	–	7,423	8,456
Utilities	10,068	11,101	9,304	8,767	3,799	4,547	2,444	1,850	–	–	25,615	26,265
Others (2)	54,173	63,210	19,247	18,132	4,343	4,009	2,306	1,634	–	–	80,069	86,985
Total exposure at default (6)	898,000	873,084	170,128	168,534	25,409	25,243	40,105	34,451	18,782	22,047	1,152,424	1,123,359

(1)	Credit exposure excluding equity, securitization and other assets, such as non-significant investments, goodwill, deferred tax assets and intangibles.
(2)	Includes remaining industries that individually comprise less than 2% of total exposures.
(3)	Represents gross credit exposures without accounting for collateral.
(4)	Credit exposure at default is inclusive of collateral.
(5)
Repo-style transactions include repos, reverse repos and securities lending transactions, which represent both asset and liability exposures. The impact of collateral on the credit exposure for repo-style transactions is $270,482 million ($228,691 million in fiscal 2023).

(6)	Excludes exposures arising from derivative and repo-style transactions that are cleared through a clearing house or a central counterparty totalling $7,086 million ($9,025 million in fiscal 2023).
(7)	Drawn exposures include loans, acceptances, deposits with regulated financial institutions and certain securities.
(8)
Undrawn commitments cover unutilized authorizations associated with the drawn exposures noted above, including any authorizations that are unconditionally cancellable. EAD for undrawn commitments is model-generated, based on internal empirical data.

(9)	Other off-balance sheet exposures include items such as guarantees, standby letters of credit and documentary credits.
(10)	Over-the-counter (OTC) derivatives are those in proprietary accounts that result in exposure to credit risk in addition to market risk. EAD for OTC derivatives is calculated inclusive of collateral.
(11)	EAD for repo-style transactions is the calculated exposure, net of collateral.
Certain comparative figures have been reclassified to conform with the current year’s presentation and for changes in accounting policy.
Risk Rating Systems
BMO’s risk rating systems are designed to assess and measure the risk of exposure.
Credit risk-based parameters are monitored, reviewed and validated regularly. Monitoring is conducted on a quarterly basis for both the wholesale and retail models.
Refer to the Model Risk section for a discussion of model risk mitigation processes.

Retail (Consumer and Small Business)
The retail portfolios comprise a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans, recreational vehicle loans, marine loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support processes are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. Adjudication models, beh
avi
oural scorecards, decision trees and expert knowledge are combined to generate optimal credit decisions in a centralized and automated environment.

The retail risk rating system assesses risk based on individual loan characteristics. We have a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The principle product lines within each of the retail portfolios are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are based on internal historical data recorded over a multi-year period that includes at least one full economic cycle, in compliance with regulatory requirements. Adjustments are incorporated into the parameters, as appropriate, to account for uncertainties. The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points and recent experience in the parameter estimation process.
Retail Credit Probability of Default Bands by Risk Rating
TABLE 35

Risk profile	Probability of default band
Exceptionally low	≤ 0.05%
Very low	> 0.05% to 0.20%
Low	> 0.20% to 0.75%
Medium	> 0.75% to 7.00%
High	> 7.00% to 99.99%
Default	100%
Wholesale (Sovereign, Bank, Corporate and Commercial)
Within our wholesale portfolios, an enterprise-wide risk rating framework is applied to all sovereign, bank, corporate and commercial counterparties. One key element of this framework is the assignment of appropriate borrower or counterparty risk ratings (BRRs). We have a range of internally developed general and sector-specific BRR models, as well as portfolio-level LGD and EAD models.
The BRR models capture the key financial and
non-financial
characteristics of the borrowers and generate a borrower-level rating that reflects the relative ranking of the default risk. The models are primarily based on internal data, supplemented by judgment as necessary, for low-default
portfolios.
BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or when events trigger a review, such as an external rating change or a covenant breach. BRRs are typically reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings.
Credit Quality Information
Portfolio Review
Total enterprise-wide outstanding credit risk exposures were $1,152.4 billion as at October 31, 2024, with $568.5 billion recorded in Canada, $535.8 billion in the United States and $48.1 billion in other jurisdictions.
This represented an increase of $29.1 billion or 3% from the prior year.
Market Risk
Market risk arises from our trading and underwriting activities, as well as our structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk management framework that can provide effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
Our market risk-taking activities are subject to an extensive governance framework. The Risk Review Committee (RRC) oversees the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with our risk appetite. The Risk Management Committee (RMC) regularly reviews and assesses significant market risk exposures and positions, and exercises ongoing senior management oversight of our risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and any developments that could expose BMO to unusual, unexpected or unquantified risks associated with those market risk exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within our governance framework and, as part of their first-line-of-defence
responsibilities, they must adhere to all relevant corporate policies, standards and procedures, and maintain and manage market risk exposures within specified limits and risk tolerances. In support of our risk governance framework, our market risk management framework comprises processes, infrastructure and supporting documentation which together support the identification, assessment, independent monitoring and control of our market risk exposures.
Trading and Underwriting Market Risk
Our trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting our customers’ needs, such as market-making and related financing activities, and assisting clients to raise funds by way of securities issuance.
Identification and Assessment of Trading and Underwriting Market Risk
As the first step in the management of market risk, rigorous assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on-
and
off-balance
sheet positions, trading and
non-trading
positions, leveraged loan, bond and equity underwriting, and market risk exposures arising from the domestic and foreign operations of our operating groups.
Various metrics and techniques are then employed to measure identified market risk exposures. These include
Value-at-Risk
and stress tests, as well as sensitivity to market risk factors and position concentrations. Results are reported to the appropriate line of business, the RMC and RRC on a regular basis
.
VaR and stress testing metrics should not be viewed as definitive predictors of the maximum amount of losses that could be experienced in the trading and underwriting portfolios in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.
Models support the measurement of our exposure to the risk of adverse outcomes for income, retained earnings and capital. We use a variety of methods to verify the integrity of our risk models, including the application of back-testing against hypothetical losses and approval by an independent model va lidati
on team. The data and correlations that underpin our models are updated frequently, so that risk metrics reflect current market conditions.
Market Risk RWA is calculated using a standardized approach under Basel III for trading book activities along with foreign exchange risk in the banking book. Policies defining the activities eligible for trading book capital treatment and banking book capital treatment are used to delineate in-scope
activity. Exceptions to general assumptions about trading and banking book categories are reported to OSFI. Such exceptions principally arise from instruments that are designated as trading under IFRS but used to hedge banking book market risks, along with deferred compensation plan hedging. The fair value of instruments under exception is $1,459 million net liability and $11,571 million gross.
Monitoring and Control of Trading and Underwriting Market Risk
Limits are set for our trading and underwriting activities, and are subject to regular monitoring and reporting. The reporting and escalation of exposures to senior management are performed based on our risk policies. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with our Model Risk Management Framework to mitigate model risk.
Internal risk transfer (IRT) transactions are used to hedge interest rate, credit spread and equity banking book market risks via the trading book. This activity is governed by policies intended to ensure compliance with OSFI’s Capital Adequacy Requirements (CAR) Guideline. No instruments were reassigned between the trading and banking books in fiscal 2024.
Trading Market Risk Measures
Trading VaR
Total Trading Value at Risk (VaR) Summary
(1)
TABLE 44

As at or for the year ended October 31 (Pre-tax Canadian $ equivalent in millions)	2024				2023
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	2.1	3.8	5.4	2.0	4.0	2.4	6.1	1.2
Equity VaR	24.0	16.1	24.0	8.1	13.6	14.0	24.5	8.5
Foreign exchange VaR	1.0	1.2	2.9	0.4	1.7	2.9	5.6	1.3
Interest rate VaR (2)	23.0	30.8	44.7	22.1	38.3	38.2	54.8	26.0
Diversification	(17.6)	(19.7)	nm	nm	(25.0)	(25.4)	nm	nm
Total Trading VaR	32.5	32.2	45.5	23.1	32.6	32.1	47.9	21.2

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Interest rate VaR includes general credit spread risk.
nm – not meaningful
Structural
(Non-Trading)
Market Risk
Structural market risk comprises interest rate risk arising from our banking activities, such as those involving loans and deposits, and foreign exchange risk arising from our foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to the limits approved by our Board of Directors on earnings at risk and the sensitivity of economic value to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC oversees structural market risk management, regularly reviews structural market risk positions and annually approves the structural market risk plan and limits. The RMC and Asset Liability Committee (ALCO) provide ongoing senior management oversight of risk positions and related activities.
Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to our banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing risk to the economic value of our net assets arising from changes in interest rates.
Structural interest rate risk primarily comprises interest rate mismatch risk and product-embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to align with a target maturity profile through interest rate swaps and securities.
Product-embedded option risk arises when product features allow customers to alter the timing of cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product-embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. Product-embedded options and associated customer behaviour are captured in risk modelling, and hedging programs may be used to limit the level of exposure to this risk.
Structural interest rate risk is measured using simulations, analyses of the sensitivity of earnings and economic value, stress testing and gap analysis, in addition to other risk metrics.

Earnings Sensitivity
is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net income from a portfolio of assets, liabilities and
off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
Economic Value Sensitivity
is a measure of the impact of potential changes in interest rates on the market value of a portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
The models that measure structural interest rate risk incorporate projected changes in interest rates and predict the likely reaction of our customers to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), the models measure the extent to which customers are likely to use embedded options to alter those scheduled dates and timing. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), exposure is measured using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results generated by these structural market risk models are inherently uncertain, as they reflect potential future pricing and customer behaviour, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.

The sensitivity of structural interest rate earnings and economic value to an immediate parallel increase or decrease of 100 basis points in the yield curve is disclosed in the table below.
Structural Interest Rate Sensitivity
(1) (2)
TABLE 45

	Economic value sensitivity				Earnings sensitivity
(Pre-tax Canadian $ equivalent in millions)	October 31, 2024			October 31, 2023	October 31, 2024			October 31, 2023
	Canada (3)	United States	Total	Total	Canada (3)	United States	Total	Total
100 basis point increase	(693)	(790)	(1,483)	(1,849)	139	228	367	304
100 basis point decrease	597	63	660	1,492	(101)	(109)	(210)	(325)

(1)	Losses are presented in brackets and gains are presented as positive numbers.
(2)	Interest rate sensitivities assume an immediate and sustained parallel shift in assumed interest rates across the entire yield curve as at the end of the period, using a constant balance sheet.
(3)	Includes Canadian dollar and other currencies.
Insurance Market Risk
Insurance market risk includes interest rate and equity market risk arising from the activities of our BMO Insurance business. During the 2024 fiscal year, we entered into hedging arrangements to offset the impact of changes in interest rates and equity market values on our earnings. The sensitivity includes the impact of these hedging relationships. The impact of insurance market risk on earnings is reflected in insurance investment results on our Consolidated Statement of Income, and the corresponding change in insurance contract liabilities on our Consolidated Balance Sheet. The impact of insurance market risk is not reflected in the Structural Interest Rate Sensitivity table above.
Non-Trading
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from translation risk related to our net investment in U.S. operations and from transaction risk associated with U.S.-dollar-denominated net income.
Translation risk arises from the potential impact that changes in foreign exchange rates could have on our reported shareholders’ equity and capital ratios. We economically manage the impact of changes in foreign exchange rates on our capital ratios. Transaction risk arises from the potential impact that fluctuations in the Canadian dollar/U.S. dollar exchange rate could have on the Canadian dollar equivalent of BMO’s U.S.-dollar-denominated financial results. Exchange rate fluctuations will affect future results measured in Canadian dollars, and the impact on those results is a function of the periods during which revenues, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax
effects of Canadian dollar/U.S. dollar exchange rate fluctuations on financial results, although we did not enter into any hedging arrangements in the current or prior year. If future results are consistent with results in fiscal 2024, each one cent increase (decrease) in the Canadian dollar/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of U.S. segment net income before income taxes for the year by $26 million, in the absence of hedging arrangements.
Liquidity and Funding Risk
Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to maintain a level of liquid assets and funding capacity sufficient to meet our financial commitments, even in times of stress.
Liquidity and Funding Risk Governance
The Corporate Treasury group and the operating groups, as the first line of defence, are responsible for the ongoing identification, assessment and management of liquidity and funding risk. The Corporate Treasury group is responsible for monitoring and reporting on exposures to liquidity and funding risk across the enterprise; develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related risk appetite statement and limits; monitors compliance with relevant corporate policies; and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management (ERPM), as the second line of defence, exercises oversight, conducts independent risk assessment and provides effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise.
The Risk Management Committee (RMC) and Asset Liability Committee (ALCO) provide senior management oversight, and review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of BMO’s strategic priorities. The Risk Review Committee (RRC) provides oversight of the management of liquidity and funding risk, annually approves the applicable policies, limits and contingency plan, and regularly reviews liquidity and funding positions.
Liquidity and Funding Risk Management
BMO’s Liquidity and Funding Risk Management Framework is defined and authorized in alignment with corporate policies approved by our Board of Directors and standards approved by management. These policies and standards set out key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities in the management of liquidity and funding risk across the enterprise.
We have a robust limit structure in place in order to manage liquidity and funding risk. These limits define BMO’s risk appetite for the key Stress Net Liquidity Position (Stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), as well as enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, as well as requirements for counterparty liability diversification, business pledging activity, and the size and type of committed and uncommitted credit and liquidity facilities that may be outstanding.
Operating within these limits helps to confirm that liquidity and funding risk is appropriately
managed. An enterprise-wide contingency plan intended to facilitate effective risk management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of rising levels of liquidity or funding risk in the market, or any exposure to other risks specific to BMO.
Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. We use Stress NLP as a key measure of liquidity risk. Stress NLP represents the amount by which liquid assets exceed potential funding needs under severe systemic and enterprise-specific stress scenarios, and a combination thereof. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed, or to fund drawdowns on available credit and liquidity lines, as well as from obligations to pledge collateral due to ratings downgrades or market volatility, along with the continuing need to fund new assets and strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by deposit classification (e.g., retail, small business, non-financial
corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational
deposits), as well as by commitment type (e.g., committed or uncommitted credit or liquidity facilities by counterparty type). Stress scenarios also consider the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These potential funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against our stated risk appetite and are considered in management’s decisions on limit-setting and internal liquidity transfer pricing, and they also help to inform and shape the design of business plans and contingency plans. The Liquidity and Funding Risk Management Framework is integrated with enterprise-wide stress testing.
In addition to Stress NLP, we regularly monitor positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as LCR, Net Cumulative Cash Flow and NSFR.
Unencumbered Liquid Assets
Unencumbered liquid assets include high-quality assets that are marketable, can be pledged as security for borrowings, and can be converted to cash in a time frame that meets liquidity and funding requirements. Liquid assets are primarily held in our trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.
As part of the Liquidity and Funding Risk Management Framework, a Pledging of Assets corporate policy sets out the framework and limits for pledging financial and non-financial
assets.
Funding Strategy
BMO’s funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter-term (maturing in one year or less), is aligned with the liquidity of the assets being funded and is subject to limits on aggregate maturities across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.
Contractual Maturities of Assets and Liabilities and
Off-Balance
Sheet Commitments
The tables below show the remaining contractual maturities of on-balance
sheet assets and liabilities and
off-balance
sheet commitments. The contractual maturity of financial assets and liabilities is an input to, but is not necessarily consistent with, the expected maturity of assets and liabilities that is used in the management of liquidity and funding risk. We forecast asset and liability cash flows, under both normal market conditions and a number of stress scenarios to manage liquidity and funding risk. Stress scenarios incorporate assumptions for loan repayments, deposit withdrawals, and credit commitment and liquidity facility drawdowns by counterparty and product type. Stress scenarios also consider the time horizon over which liquid assets can be monetized and the related discounts (“haircuts”) and potential collateral requirements that may arise from both market volatility and credit rating downgrades, among other assumptions.

										2024
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments Assets
Cash and cash equivalents	62,827	–	–	–	–	–	–	–	2,271	65,098
Interest bearing deposits with banks	2,513	628	481	18	–	–	–	–	–	3,640
Securities	6,787	14,011	7,840	6,707	9,720	21,264	84,775	172,886	72,890	396,880
Securities borrowed or purchased under resale agreements	85,185	16,803	5,701	2,330	888	–	–	–	–	110,907
Loans (1)
Residential mortgages	1,683	3,284	6,413	6,653	9,252	52,489	77,867	33,227	212	191,080
Consumer instalment and other personal	581	974	1,703	1,827	2,671	14,815	24,595	18,830	26,691	92,687
Credit cards	–	–	–	–	–	–	–	–	13,612	13,612
Business and government	8,647	14,418	16,461	19,448	21,828	63,613	105,740	32,444	102,394	384,993
Allowance for credit losses	–	–	–	–	–	–	–	–	(4,356)	(4,356)
Total loans, net of allowance	10,911	18,676	24,577	27,928	33,751	130,917	208,202	84,501	138,553	678,016
Other assets
Derivative instruments	5,573	7,996	7,211	2,482	1,660	6,365	8,374	7,592	–	47,253
Customers’ liabilities under acceptances	359	–	–	–	–	–	–	–	–	359
Receivable from brokers, dealers and clients	31,916	–	–	–	–	–	–	–	–	31,916
Other	3,847	1,012	948	31	14	13	13	7,717	61,983	75,578
Total other assets	41,695	9,008	8,159	2,513	1,674	6,378	8,387	15,309	61,983	155,106
Total assets	209,918	59,126	46,758	39,496	46,033	158,559	301,364	272,696	275,697	1,409,647

										2024
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2) (3)	47,637	74,759	69,479	68,110	48,835	51,789	87,297	25,602	508,932	982,440
Other liabilities
Derivative instruments	6,769	10,541	10,828	3,311	2,160	6,470	9,112	9,112	–	58,303
Acceptances	359	–	–	–	–	–	–	–	–	359
Securities sold but not yet purchased (4)	35,030	–	–	–	–	–	–	–	–	35,030
Securities lent or sold under repurchase agreements (4)	99,364	7,777	721	106	1,016	1,807	–	–	–	110,791
Securitization and structured entities’ liabilities	44	981	1,072	2,183	152	4,353	9,913	21,466	–	40,164
Insurance-related liabilities	93	89	18	18	30	83	195	701	17,543	18,770
Payable to brokers, dealers and clients	34,407	–	–	–	–	–	–	–	–	34,407
Other	12,409	2,968	805	144	1,611	2,492	4,058	2,799	9,434	36,720
Total other liabilities	188,475	22,356	13,444	5,762	4,969	15,205	23,278	34,078	26,977	334,544
Subordinated debt	–	–	–	–	–	25	25	8,327	–	8,377
Total equity	–	–	–	–	–	–	–	–	84,286	84,286
Total liabilities and equity	236,112	97,115	82,923	73,872	53,804	67,019	110,600	68,007	620,195	1,409,647

(1)	Loans receivable on demand have been included under no maturity.
(2)	Deposits payable on demand and payable after notice have been included under no maturity.
(3)
Deposits totalling $29,136 million as at October 31, 2024 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	Presented based on their earliest maturity date.

										2024
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	3,720	5,220	10,229	16,052	16,284	47,054	130,664	7,048	–	236,271
Letters of credit (2)	2,109	5,235	6,113	6,761	6,163	2,310	3,689	36	–	32,416
Backstop liquidity facilities	283	213	213	3,408	1,132	3,047	9,110	818	–	18,224
Other commitments (3)	30	78	94	87	187	399	486	98	–	1,459

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity.
(3)	Other commitments comprise purchase obligations and lease commitments for leases signed but not yet commenced.

										2023
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments Assets
Cash and cash equivalents	75,473	–	–	–	–	–	–	–	2,461	77,934
Interest bearing deposits with banks	2,775	680	383	153	118	–	–	–	–	4,109
Securities	4,115	8,556	7,225	5,585	6,602	29,930	64,250	139,501	54,320	320,084
Securities borrowed or purchased under resale agreements	93,707	12,311	6,903	2,491	–	250	–	–	–	115,662
Loans (1)
Residential mortgages	1,121	2,188	3,403	4,246	4,761	27,229	107,347	26,689	266	177,250
Consumer instalment and other personal	285	621	1,028	1,343	1,542	8,094	35,467	29,992	25,670	104,042
Credit cards	–	–	–	–	–	–	–	–	12,294	12,294
Business and government	19,671	10,920	12,550	16,370	16,953	49,366	114,289	27,880	98,887	366,886
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,807)	(3,807)
Total loans, net of allowance	21,077	13,729	16,981	21,959	23,256	84,689	257,103	84,561	133,310	656,665
Other assets
Derivative instruments	2,797	4,539	2,670	2,827	1,555	7,804	9,325	8,459	–	39,976
Customers’ liabilities under acceptances	4,682	3,423	6	–	–	–	–	–	–	8,111
Receivable from brokers, dealers and clients	53,002	–	–	–	–	–	–	–	–	53,002
Other	3,580	814	336	42	4	10	19	7,629	59,029	71,463
Total other assets	64,061	8,776	3,012	2,869	1,559	7,814	9,344	16,088	59,029	172,552
Total assets	261,208	44,052	34,504	33,057	31,535	122,683	330,697	240,150	249,120	1,347,006

										2023
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2) (3)	48,986	63,728	64,939	60,911	52,040	47,624	80,829	18,624	473,198	910,879
Other liabilities
Derivative instruments	3,103	8,450	3,033	2,278	2,014	7,694	11,748	11,873	–	50,193
Acceptances	4,682	3,423	6	–	–	–	–	–	–	8,111
Securities sold but not yet purchased (4)	43,774	–	–	–	–	–	–	–	–	43,774
Securities lent or sold under repurchase agreements (4)	99,006	4,751	476	539	–	1,336	–	–	–	106,108
Securitization and structured entities’ liabilities	97	717	1,199	2,195	592	4,896	9,870	7,528	–	27,094
Insurance-related liabilities	81	86	15	15	39	77	163	546	13,436	14,458
Payable to brokers, dealers and clients	53,754	–	–	–	–	–	–	–	–	53,754
Other	13,185	2,188	101	95	69	14,032	2,601	5,614	10,399	48,284
Total other liabilities	217,682	19,615	4,830	5,122	2,714	28,035	24,382	25,561	23,835	351,776
Subordinated debt	–	–	–	–	–	–	25	8,203	–	8,228
Total equity	–	–	–	–	–	–	–	–	76,123	76,123
Total liabilities and equity	266,668	83,343	69,769	66,033	54,754	75,659	105,236	52,388	573,156	1,347,006

(1)	Loans receivable on demand have been included under no maturity.
(2)	Deposits payable on demand and payable after notice have been included under no maturity.
(3)
Deposits totalling $30,852 million as at October 31, 2023 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	Presented based on their earliest maturity date.
Certain comparative figures have been reclassified for changes in accounting policy.

										2023
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	2,216	4,874	9,377	14,499	14,190	41,713	129,634	5,927	–	222,430
Letters of credit (2)	1,641	5,088	5,739	5,397	6,065	3,663	3,778	48	–	31,419
Backstop liquidity facilities	212	241	666	2,207	2,039	3,951	8,643	846	–	18,805
Other commitments (3)	46	91	106	101	155	354	626	141	–	1,620

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity.
(3)	Other commitments comprise purchase obligations and lease commitments for leases signed but not yet commenced.